Intangibles (Estimated Future Amortization Expense) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Estimated Amortization Expense [Line Items]
2013	$ 1,725
2014	1,244
2015	1,651
Net Carrying Amount	$ 4,620